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Exhibit 99.4

LURGI SOUTH AFRICA (PTY) LTD
PROFESSIONAL SERVICES AGREEMENT

        THIS AGREEMENT is made this 16th day of July, Two Thousand and Three, by and between:

Lurgi South Africa (Pty) Ltd

        (hereinafter called "CONTRACTOR"), and

KFx Inc.

        (hereinafter called "OWNER").

        WITNESSETH:

        ARTICLE 1—SCOPE OF SERVICES. (hereinafter described as the "Work"): CONTRACTOR agrees to furnish qualified personnel to assist the OWNER in performing services as defined in the Scope of Work (Attachment I).

        ARTICLE 2—INTENT. OWNER desires to complete the Work in an economical manner consistent with the Scope of Services. CONTRACTOR agrees to use its best effort in furnishing skill and judgment in the scheduling and execution of the Work consistent with the interests of OWNER and in accordance with its request and approvals.

        ARTICLE 3—INVOICING AND PAYMENT. OWNER agrees to pay CONTRACTOR for the services rendered, in accordance with the Scope of Work (Attachment I) covering the work to be performed, cost and terms. Unless specified otherwise in the Scope of Work the following procedures will be used in making reimbursement under this Agreement:

          (a)   Once a month during the progress of the Work, CONTRACTOR shall furnish a statement of all costs incurred by CONTRACTOR for the preceding month.

          (b)   OWNER will pay the amount of the statement within thirty (30) days after OWNER's representative has received the statement, failing due payment, OWNER shall be liable for payment of interest at 15% per annum, on the amount outstanding until date of payment.

          (c)   CONTRACTOR shall maintain accurate accounting records of all reimbursable expenses paid or incurred by CONTRACTOR in connection with the Work and shall permit OWNER to have access at all reasonable times to all records, account books, vouchers, invoices, and payrolls relating to direct costs of the Work. In case OWNER desires to make an audit of CONTRACTOR's records, it shall be completed within sixty (60) days after final billing is presented to OWNER.

          (d)   OWNERship of all work, designs, engineering services, calculations, drawings, diagrams, documentation, manuals, data books, equipment and instrumentation supplied by CONTRACTOR, shall remain vested in CONTRACTOR until OWNER has paid all amounts due, in this regard.

        ARTICLE 4—COMPLIANCE WITH LAWS. CONTRACTOR agrees to comply with all applicable local, state, and federal laws and regulations pertaining to the Work under this Agreement, which have been fully disclosed to CONTRACTOR by OWNER.

        ARTICLE 5—INDEPENDENT CONTRACTOR. The relationship of CONTRACTOR to OWNER shall be that of independent contractor.

        ARTICLE 6—TERMINATION. CONTRACTOR. agrees that OWNER may terminate this Agreement with a written notice issued thirty (30) days prior to the termination date after having notified CONTRACTOR in writing to cure any alleged breach within 30 days and CONTRACTOR having failed materially to cure any breach within the period or any extension thereof, and terminate CONTRACTOR's services. If OWNER elects to terminate this Agreement, CONTRACTOR shall be paid for services rendered and for all expenditures made, obligations incurred, to fulfil such services of whatsoever kind, irrespective whether yet rendered, supplied, delivered or not, and expenses resulting from termination plus applicable markups which are payable under the terms of this Agreement.

        OWNER agrees that CONTRACTOR may terminate this Agreement in the event of nonpayment of cost and fees as specified herein, if payment is not received within thirty (30) days after being due and other material breach of this Agreement if not cured within thirty (30) days after notice of breach is given by CONTRACTOR.

        ARTICLE 7—SUSPENSION AND CANCELLATION. OWNER may suspend or cancel all or any part of the Work to be performed under any Scope of Work upon good cause. Upon notification by OWNER's Representative of such suspension or cancellation, CONTRACTOR shall, in good faith and to the best of its ability, do all things to ensure timely, efficient and proper close out of the suspended or cancelled Work. CONTRACTOR shall be paid for services rendered and for all expenditures made, obligations incurred, to fulfil such services rendered of whatsoever kind, irrespective whether yet rendered, supplied, delivered, or not, and expenses resulting from suspension or cancellation plus applicable markups which are payable under the terms of this Agreement.

        ARTICLE 8—INSURANCE. CONTRACTOR shall procure and continuously maintain property, casualty, and liability insurance of the kinds, in the amounts, and with the deductibles shown in Attachment IV.

        CONTRACTOR's insurance policies listed in Attachment IV shall be endorsed to recognize specifically its contractual liability to OWNER as set forth in this Article; to waive subrogation against OWNER, his officers, agents, servants, and employees; to provide that OWNER will be given 30 days notice in writing of any cancellation of or material change in the policies; to provide that with respect to all operations under this contract, CONTRACTOR's insurance shall be primary, and to provide that OWNER shall be named as an additional insured on the general and automobile liability policies. Before Work is begun under this Agreement, CONTRACTOR shall provide OWNER with certificates of insurance for the coverages listed in Attachment IV, including a statement that the policies have been endorsed as required herein. The fact that any person or entity is named as an insured or CONTRACTOR is obligated to carry any particular kinds or amounts of insurance shall neither increase or decrease the liability of CONTRACTOR hereunder or in connection herewith (except that no claim shall be made against CONTRACTOR which has been paid or discharged under any insurance policy of CONTRACTOR or on which CONTRACTOR is an insured), and no claim may be made on any insurance policy in respect of any matter in excess of the limitations on liability set forth in this Agreement or for any matter for which CONTRACTOR otherwise is not liable under this Agreement.

        ARTICLE 9—NOTICES. OWNER designates Ted Venners or Rick van Zyl, whose addresses for notices and communications are:

    3300 East 1st Avenue
    Denver, Colorado 80206
    Ph: (303) 293-2992
    Email: tvenners@kfx.com
               rvanzyl@kfx.com

as its representative to act for OWNER in connection with this Agreement. He shall be available as necessary for inspecting and approving the Work, authorizing changes, and for approving invoices and other records of CONTRACTOR. OWNER may delegate his work and authority to others, as he desires, confirming such action in writing to CONTRACTOR.

        CONTRACTOR designates Dap Naude and Andrew Miller, whose address for notices and communications is:

    Lurgi South Africa (Pty) Ltd
    2 Winchester Road
    Parktown
    2193
    Johannesburg
    Ph: + 27 11 718 1100
    Email: 60113@lurgi.co.za

as its representative to act for CONTRACTOR in connection with this Agreement. He shall be available for conferring with, receiving requests, and taking communications from OWNER. CONTRACTOR's representative may delegate his work and authority to others, as he desires, confirming such action in writing to OWNER.

        ARTICLE 10—DRAWINGS AND SPECIFICATIONS. CONTRACTOR shall maintain a record set of reproductions of all drawings and specifications during the term of this Agreement. CONTRACTOR will retain one record set of all drawings and specifications at the conclusion of the Work.

        ARTICLE 11—CONFIDENTIALITY. Confidentiality Agreement No. 216/02 SL dated and effective the 17th of July 2002 will be binding regarding all matters of confidentiality.

        ARTICLE 12—WARRANTY.

        (a)   CONTRACTOR warrants that it shall execute the Work continuously and with due diligence, and, subject to time limits, the financial and physical constraints imposed on CONTRACTOR's Work by OWNER, use all reasonable means available to it to complete the Work in accordance with the schedule on the explicit condition that undisturbed and uninterrupted access to the Work is at all reasonable days and times guaranteed to CONTRACTOR to execute services and OWNER guarantees co-operation, assistance by skilled personnel and funding, provided for in this Agreement.

        (b)   CONTRACTOR warrants that it shall perform the Work in accordance with this Agreement, applicable government laws, rules, codes or regulations, and industry codes and standards in effect at the time the Agreement is concluded, and in a manner consistent with that level of care and skill ordinarily exercised by other members of the engineering industry currently practicing under similar conditions subject to the time limits and financial and physical constraints imposed on CONTRACTOR's Work by OWNER. Should any changes in the applicable government laws, rules, codes or regulations, and industry codes and standards since date of contract, to date of execution, cause additional costs, all such additional costs are for the account of the OWNER.

        (c)   At any time while CONTRACTOR is performing the Work, or during the one (1) year period following their completion or termination, whichever is earlier, and upon the written request of OWNER given within 30 days following OWNER's discovery of any failure of any of CONTRACTOR's Work to conform to the foregoing warranties, CONTRACTOR shall promptly re-perform, at its sole cost and expense, any of the Work that does not conform to such warranties. The warranties set forth in paragraphs 12(a) and 12(b) are CONTRACTOR's sole warranties, and are in lieu of any and all other warranties, expressed or implied, including, without limitation and to the extent they may be applicable, the implied warranty of "merchantability by sample" and "fitness for a particular purpose". The remedy provided under this paragraph is OWNER's sole and exclusive remedy for CONTRACTOR's failure to perform in accordance with any of its warranties, on the explicit condition that undisturbed and uninterrupted access to the Works are at all reasonable days and times guaranteed to CONTRACTOR to execute services and OWNER guarantees co-operation, assistance by skilled personnel and funding, provided for in this Agreement.

        (d)   CONTRACTOR guarantees that all Engineering and Design done by CONTRACTOR's team will be in accordance with Good Engineering Practice. Any rectification/additional Engineering and Design work, due to design errors by CONTRACTOR's team, will be for the account of CONTRACTOR.

        (e)   OWNER warrants that any additional Work outside the scope of services, will be agreed to in a separate contract on similar terms and conditions.

        ARTICLE 13—LIABILITY AND INDEMNITY.

        (a)   CONTRACTOR shall indemnify, defend, and save harmless OWNER, its officers, agents, and employees against any and all claims, demands, suits, judgments, expenses, attorney's fees, and losses for or in connection with bodily injury to persons or damage to tangible property of third parties in connection with or arising out of the performance of CONTRACTOR, its agents, or employees under this Agreement; PROVIDED, however, that CONTRACTOR shall not be liable to OWNER for any loss or damage attributed to the negligence of OWNER, its employees, or agents in which event OWNER shall indemnify, defend and save harmless the CONTRACTOR, its officers, agents and employees against any and all claims, demands, suits, judgements, expences, attorney's fees and losses for or in connection with bodily injury to persons or damage to tangible property of third parties in connection with or arising out of the negligence attributed to the OWNER, its employees or agents.

        ARTICLE 14—DISPUTE RESOLUTION.

        (a)   OWNER and CONTRACTOR each agree that they wish to each afford the other a reasonable opportunity to cure any breach under this Agreement. Accordingly, if a party has sent a notice of breach under this Agreement, then the parties will follow the procedures set forth herein to attempt to maximize the probability of successful resolution of the breach. Each party will meet with the other in a good faith effort to resolve all issues. If the issues have not been resolved within thirty (30) days of the notice of breach, at either party's request the parties shall submit the issues to non-binding mediation before a single mediator. The mediator shall be selected by mutual agreement of the parties and shall be a businessperson with skill and experience in the engineering, procurement and construction business. If OWNER and CONTRACTOR cannot agree on a mediator within ten (10) days after the thirty (30) days, the London Court of International Arbitration shall select a mediator and OWNER and CONTRACTOR shall equally bear the cost and expense of the mediation and the mediation shall be conducted in accordance with the procedures set forth by the mediator. OWNER and CONTRACTOR shall attempt to resolve the issues in good faith. If mediation is not successful by the end of the ninety (90) day cure period either party may thereafter seek arbitration as provided in Article 15. Procedures of Mediation should be expeditious, cost effective and transparent.

        ARTICLE 15—ARBITRATION. In the event of any dispute arising out of or relating to this agreement, the parties will attempt to reach an amicable settlement. Failing such settlement the dispute shall be referred to arbitration according to the rules then in effect of the London Court of International Arbitration. Such arbitration shall be held in London, United Kingdom, and conducted in the English language before one arbitrator appointed in accordance with the said rules.

        The arbitration will be governed by the substantive law chosen by the parties elsewhere in this agreement and any award will be final and not subject to an appeal. The agreement to arbitrate shall be enforceable in, and judgement upon any award may be entered in any court of any country having appropriate jurisdiction. A dispute shall be deemed to have arisen when either party notifies the other party in writing to that effect. These provisions shall not prevent either party to approach any court or other judicial forum in any country having appropriate jurisdiction to obtain timely injunctive or other relief in cases of urgency.

        ARTICLE 16—ASSIGNMENT. Neither party to this Agreement shall transfer, sublet or assign any rights under or interest in this Agreement (including but not limited to monies that are due or monies that may be due) without the prior written consent of the other party.

        ARTICLE 17—GOVERNING LAW. This agreement shall be governed by and interpreted in accordance with the laws of South Africa excluding any choice of law rules which may direct the application of the laws of any other jurisdiction as it applies to the Sasol Lurgi Technology Company (Pty) Limited technology and equipment. This agreement shall be governed by and interpreted in accordance with the laws of the State of Colorado excluding any choice of law rules, which may direct the application of the laws of any other jurisdiction as it applies to OWNER's process technology

        ARTICLE 18—SEVERABILITY AND SURVIVAL. Any provision of this Agreement later held unenforceable for any reason shall be deemed void, and all remaining provisions shall continue in full force and effect. All obligations arising prior to the termination of this Agreement and all provisions of this Agreement allocating responsibility or liability between OWNER and CONTRACTOR shall survive the completion of the services hereunder and the termination of this Agreement.

        ARTICLE 19—FORCE MAJEURE. In the event that CONTRACTOR is delayed or hindered in or prevented from doing or performing any act or thing hereunder by reason of strikes, lockouts, casualties, Acts of God, causus fortuitus, labour difficulties, governmental regulations, riots, insurrection, war or other causes beyond the control of CONTRACTOR, then CONTRACTOR shall not be responsible for such delays and the doing or performing of such acts or things shall be excused for the duration of the period of delay and the period for the performance of any such act or thing shall be extended for a period equivalent to the period of such delay. However, if such delay exceeds four (4) months, OWNER can cancel the contract and pay for work done to date.

        ARTICLE 20—VARIATIONS. No amendments, changes or modifications to this agreement shall be valid except if the same are in writing and signed by a duly authorized representative of each of the parties.

        ARTICLE 21—ATTACHMENTS. The following attachments hereby become a part of this Agreement:

ATTACHMENTS	I.	Scope of Work
	II.	Reimbursable Cost Schedule
	III.	Insurance
	IV.	Agreement dated the 17th of June 2002
	V.	Heads of Business Agreement dated the 06th of August 2002
	VI.	Confidentiality Agreement No. 216/02 SL dated the 17th of July 2002.

        IN WITNESS WHEREOF, the parties hereto have executed this Agreement the day and year first written above.

KFx Inc.	Lurgi South Africa (Pty) Ltd
/s/ THEODORE VENNERS Signature	/s/ KAREL VLOK Signature
Name: Theodore Venners	Name: Karel Vlok
Title: Chairman, President & CEO	Title: Managing Director
Date: June 11, 2003	Date: July 16, 2003

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LURGI SOUTH AFRICA (PTY) LTD PROFESSIONAL SERVICES AGREEMENT